Exhibit (a)(1)(B)
Letter of Transmittal to Tender Shares of
QIAGEN N.V.
at EUR 39.00 per Share pursuant to the Offer Document published May 18, 2020 (the “Offer Document”) by
QUEBEC B.V., a wholly owned subsidiary of THERMO FISHER SCIENTIFIC INC.
The undersigned represents that I (we) have full authority to surrender without restriction the Share(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for ordinary shares, EUR 0.01 par value per share, of QIAGEN N.V. (“QIAGEN”) tendered pursuant to this Letter of Transmittal, at a price of EUR 39.00 per share, in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer Document dated May 18, 2020 (as it may be amended or supplemented from time to time) and the related Letter of Transmittal (as it may be amended or supplemented from time to time).
THE ACCEPTANCE PERIOD COMMENCED ON MAY 18, 2020 AND WILL EXPIRE AT 6:00 P.M. NEW YORK LOCAL TIME, ON JULY 27, 2020, UNLESS THE ACCEPTANCE PERIOD IS EXTENDED OR THE OFFER IS EARLIER TERMINATED.
IMPORTANT NOTICE: Stock market trading of Shares tendered pursuant to this Letter of Transmittal will cease upon tender into the Offer. Only holders of Shares that are held via the Clearstream AG system when tendered may participate in the as-tendered market of the Frankfurt Stock Exchange after tendering their Shares into the Offer. There may be a lengthy period of time between the deadline for tendering Shares into the Offer and the settlement of the Offer, which is currently expected to occur in the first half of 2021. Furthermore, QIAGEN shareholders will not have withdrawal rights for the forty-five (45)-calendar day period following the end of the Acceptance Period, even if the Antitrust Clearance Condition has not yet been satisfied or previously effectively waived and, therefore, the Bidder has not yet become obligated to pay the Offer Price. In addition, as described in Section 17.1 of the Offer Document, the Bidder may request one or more extensions of this forty-five (45)-calendar day period from the Staff of the SEC. If granted, tendering QIAGEN shareholders may not have the right to withdraw their Shares for the entire period between the end of the Acceptance Period and the Settlement, which may not occur until August 5, 2021.
Holders of Shares held via the Depository Trust Company system and holders of Directly Registered Shares who wish to have the ability to trade tendered Shares on the as-tendered market of the Frankfurt Stock Exchange should contact their bank, broker, dealer or other nominee to effect a transfer of such Shares from the Depository Trust Company or transfer agent, as applicable, to the Clearstream AG system prior to tendering their Shares. The deadline for tendering Shares into the Offer is the end of the Acceptance Period or the Additional Acceptance Period, as applicable. Holders of Shares held via the Depository Trust Company system and holders of Directly Registered Shares are advised to allow sufficient time for the transfer of such Shares to the Clearstream AG system. Shares held via the Clearstream AG system are tendered pursuant to a separate Declaration of Acceptance and not this Letter of Transmittal.
Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.
Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:
By hand, express mail, courier, or other expedited service: American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	By mail: American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219

Pursuant to the offer of Quebec B.V., a wholly owned subsidiary of Thermo Fisher Scientific Inc. to purchase all ordinary shares of QIAGEN N.V. (including, without duplication, all fractional ordinary shares of QIAGEN N.V.), the undersigned encloses herewith and surrenders the following Shares:
DESCRIPTION OF SHARES SURRENDERED
Name(s) and Address(es) of Registered Owner(s)	Shares Surrendered (attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Surrendered**	Book Entry Shares Surrendered**

Total Shares
* Need not be completed by book-entry stockholders. ** Unless otherwise indicated, it will be assumed that all shares described above are being surrendered hereby.
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY TO THE SETTLEMENT AGENT.
PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. TO PREVENT U.S. FEDERAL BACKUP WITHHOLDING TAX (CURRENTLY AT A RATE OF 24%) ON ANY CASH PAYMENT PAYABLE TO YOU PURSUANT TO THE OFFER, PLEASE MAKE SURE TO COMPLETE THE IRS FORM W-9 INCLUDED HEREIN OR AN APPROPRIATE IRS FORM W-8, AS APPLICABLE, OR ALTERNATIVELY ESTABLISH ANOTHER BASIS FOR EXEMPTION FROM U.S. FEDERAL BACKUP WITHHOLDING.
THE TENDER OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) SHAREHOLDERS IN ANY JURISDICTION WHERE IT WOULD BE ILLEGAL TO DO SO.
IF YOU HAVE QUESTIONS OR REQUESTS FOR ASSISTANCE, OR WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFER DOCUMENTS DELIVERED IN CONNECTION WITH THE OFFER, YOU SHOULD CONTACT THE INFORMATION AGENT FOR THE OFFER, D.F. KING & CO., INC. TOLL FREE AT (877) 297-1744 (FOR SHAREHOLDERS) OR COLLECT AT (212) 771-1133 (FOR BANKS AND BROKERS).
You have received this Letter of Transmittal in connection with the offer (the “Offer”) of Quebec B.V. (the “Bidder”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands and a wholly owned subsidiary of Thermo Fisher Scientific Inc., a Delaware corporation (“Thermo Fisher”), to purchase all of the ordinary shares with a par value

EUR 0.01 per share, including all ancillary rights, in particular the entitlement to profits, existing at the time of settlement of the Offer (the “Shares”), in QIAGEN N.V., a public limited liability company (naamloze vennootschap) organized under the laws of The Netherlands, having its corporate seat in Venlo, The Netherlands at a purchase price of EUR 39.00 per Share in cash, less any applicable withholding taxes and without interest (the “Offer Price”), to the holders thereof upon the terms and subject to the conditions set forth in the Offer Document. QIAGEN’s issued share capital includes fractional ordinary shares (offeraandelen) (each a “Fractional Share”), each representing one-twenty-seventh (1/27th) of the value of an ordinary share of QIAGEN. References herein to the Shares shall include, without duplication, Fractional Shares; provided that a Fractional Share will be treated for the purposes of the Offer Price as one-twenty-seventh (1/27th) of a Share. Tendering shareholders who hold their Shares in The Depository Trust Company (“DTC”) system or Shares that are directly registered in their name in QIAGEN’s shareholders register will receive U.S. dollars in exchange for their Shares. The Offer Price will be converted using the simple average of the two (2) WM/Reuters 4:00 p.m. (London time) fixings of the USD/EUR exchange rate on the second (2nd) and third (3rd) day prior to the date on which the Bidder accepts for exchange, and exchanges and pays the Offer Price for, all of the Shares validly tendered and not withdrawn. Shareholders should be aware that fluctuations in the Euro to U.S. dollar exchange rate will cause the value of U.S. dollar denominated consideration paid to them in respect of their Shares to fluctuate accordingly. The exchange rate used in connection with the Offer may not be the most favorable rate that could be obtained at the time, and the method by which that rate will be determined may not be the most favorable to tendering shareholders. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Offer Document.
You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company, LLC (the “Settlement Agent”) Shares for tender, if (a) the Shares are directly registered in your own name in QIAGEN’s shareholders register, including if you are a record holder and hold Shares in book-entry form on the books of QIAGEN’s transfer agent, or (b) the Shares are held in “street” name and are being tendered by book-entry transfer into an account maintained by the Settlement Agent at DTC, unless an Agent’s Message (as defined in Instruction 2 below) in lieu of this Letter of Transmittal is utilized.
As noted above, you may also elect to transfer your Shares held in the DTC system but not via Clearstream Banking AG (“Clearstream”) or your Shares that are directly registered in your own name in QIAGEN’s shareholders register to the system maintained by Clearstream by instructing your bank, broker, dealer, commercial bank, trust company or other nominee to effect a transfer of such Shares to Clearstream. This transfer must occur prior to tendering such Shares into the Offer. The deadline for tendering Shares into the Offer is the end of the Acceptance Period or the Additional Acceptance Period, as applicable. If you elect to have any such Shares transfer to Clearstream, you are advised to allow sufficient time for such transfer. Furthermore, if you elect to have any such Shares transfer to Clearstream, such Shares must be tendered in accordance with the acceptance procedures described in Section 13.1 of the Offer Document applicable to Shares held via Clearstream. Shares that are held in Clearstream and tendered in accordance with the applicable acceptance procedures will be eligible to trade on the regulated market of the FSE (Prime Standard) under ISIN NL0014676538, as further described in Section 13.1.8 of the Offer Document.
Shares that are tendered during Acceptance Period may be withdrawn at any time until the end of the Acceptance Period. Acceptances of the Offer may not be withdrawn for the forty-five (45)-calendar day period following the end of the Acceptance Period (subject to one or more extensions as may be granted by the SEC if the antitrust clearance condition will not be satisfied or effectively waived prior to the expiration of forty-five (45)-calendar day period following the end of the Acceptance Period). If you exercise your right of withdrawal, you may re-accept the Offer only prior to the end of the Additional Acceptance Period. Please see Section 17 of the Offer Document for additional information regarding rights of withdrawal.
If you wish to tender Shares that are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you should contact your broker, dealer, commercial bank, trust company or other nominee and request that your broker, dealer, commercial bank, trust company or other nominee tenders such Shares.
If you cannot deliver all required documents to the Settlement Agent prior to the end of the Acceptance Period or you cannot complete the book-entry transfer procedures prior to the end of the Acceptance Period, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 13.2.2 of the Offer Document. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Settlement Agent.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE SETTLEMENT AGENT WITH DTC AND COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE SETTLEMENT AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE:   SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
☐
CHECK HERE IF THE TENDERED SHARES ARE DIRECTLY REGISTERED IN YOUR OWN NAME IN QIAGEN’S SHAREHOLDERS REGISTER.

SUBJECT TO (ONDER OPSCHORTENDE VOORWAARDE), AND EFFECTIVE UPON, ACCEPTANCE FOR PAYMENT OF AND PAYMENT FOR THE SHARES VALIDLY TENDERED HEREWITH AND NOT PROPERLY WITHDRAWN ALL IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE OFFER, THE PROPER COMPLETION AND DULY SIGNING OF THIS LETTER OF TRANSMITTAL WILL CONSTITUTE A PRIVATE DEED OF TRANSFER AS REQUIRED BY DUTCH LAW FOR THE TRANSFER OF THE SHARES TENDERED HEREWITH TO THE BIDDER (OR TO THE BIDDER’S ASSIGNEE, IF THE BIDDER DESIGNATES SUCH ASSIGNEE AND THIS LETTER OF TRANSMITTAL IS SUBSEQUENTLY SIGNED BY THE SETTLEMENT AGENT ON BEHALF OF SUCH ASSIGNEE, IN EACH CASE PRIOR TO THE ACCEPTANCE FOR PAYMENT OF AND PAYMENT FOR THE TENDERED SHARES), AND QIAGEN’S ACKNOWLEDGEMENT OF SUCH TRANSFER OF SUCH TENDERED SHARES. IF YOU DO NOT TENDER ALL OF THE SHARES THAT ARE DIRECTLY REGISTERED IN YOUR OWN NAME IN QIAGEN’S SHAREHOLDERS REGISTER, YOU SHALL BE DEEMED TO HAVE TENDERED YOUR SHARES WITH THE LOWEST SHARE NUMBERS ((ONDER)AANDEELNUMMERS).

Ladies and Gentlemen:
The undersigned hereby tenders to the Bidder the above-described Shares pursuant to the Offer on the terms and subject to the conditions set forth in the Offer Document, receipt of which is hereby acknowledged, and this Letter of Transmittal. The undersigned understands that Thermo Fisher reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the Bidder’s right to purchase and accept the Shares tendered herewith.
On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of and payment for the Shares validly tendered herewith, and not properly withdrawn in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Bidder (or the Bidder’s assignee, if the Bidder designates such assignee and this Letter of Transmittal is subsequently signed by the Settlement Agent on behalf of such assignee, in each case prior to the acceptance for payment of and payment for the tendered Shares), all right, title and interest in and to all of the Shares being tendered herewith and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (collectively, “Distributions”) and, to the extent the tendered Shares are directly registered in the undersigned’s name in QIAGEN’s shareholders register, the proper completion and duly signing of this Letter of Transmittal by the undersigned and by the Settlement Agent on behalf of the Bidder (or the Bidder’s assignee, if applicable) and QIAGEN will constitute a private deed of transfer as required under Dutch law for the transfer of the Shares tendered herewith and QIAGEN’s acknowledgement of such transfer of such tendered Shares. In addition, the undersigned hereby irrevocably appoints and authorizes the Settlement Agent as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares) to the fullest extent of such shareholder’s rights with respect to such Shares and any Distributions (a) to deliver any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Bidder, (b) to transfer such Shares directly registered in the name of the undersigned in the shareholders register of QIAGEN and any Distributions in respect of such Shares to or upon the order of the Bidder (or the Bidder’s assignee, if applicable) to the extent not already transferred pursuant to this Letter of Transmittal, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.
The undersigned hereby irrevocably appoints each of the designees of the Bidder as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the fullest extent of such shareholder’s rights with respect to the Shares tendered herewith and any associated Distributions, all in accordance with the terms and subject to the conditions set forth in the Offer Document and this Letter of Transmittal. The designees of the Bidder will, with respect to the Shares tendered herewith and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, extraordinary, adjourned, postponed, convened or reconvened general meeting of QIAGEN shareholders. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, the Bidder accepts the Shares tendered with this Letter of Transmittal for payment as provided in the Offer Document. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Bidder reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Bidder’s acceptance for payment of such Shares, the Bidder or its designees must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders, or executing a written consent, concerning any matter.
The undersigned hereby represents and warrants to the Bidder that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered herewith and, when the same are accepted for payment and paid for by the Bidder, the Bidder will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants to the Bidder that the undersigned is the registered holder of the Shares tendered herewith, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares tendered herewith. The undersigned will, upon reasonable request, promptly execute and deliver any additional documents deemed by the Settlement Agent or the Bidder to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered herewith. In addition, the undersigned shall promptly remit and transfer to the Settlement Agent for the account of the Bidder (or the Bidder’s assignee, if applicable) any and all Distributions in respect of the Shares tendered herewith, accompanied by documentation sufficient for such transfer and, pending such remittance or appropriate assurance thereof, the Bidder (or the Bidder’s assignee, if applicable) shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Bidder in its sole discretion.
It is understood that the undersigned will not receive payment for the Shares tendered herewith unless and until (A) such Shares are accepted for payment and until such documents as the Settlement Agent may require are received by the Settlement Agent at the address set forth above, and (B) in the case of Shares being tendered by book-entry transfer into an account maintained by the Settlement Agent at DTC, ownership of such Shares is validly transferred on the account books maintained by DTC, and in each case until the same are processed for payment by the Settlement Agent.
IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE SOLE COST, OPTION AND RISK OF THE UNDERSIGNED AND THAT DELIVERY THEREOF WILL ONLY BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE SETTLEMENT AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, RECEIPT OF A BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE END OF THE ACCEPTANCE PERIOD.
All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned, and any party to whom authority is conferred or agreed to be conferred pursuant to this Letter of Transmittal shall also be authorized to act as counterparty of the undersigned when acting under such authority. Except as stated in the Offer Document, this tender is irrevocable.
The undersigned understands and acknowledges that the acceptance for payment by the Bidder of Shares tendered pursuant to one of the procedures described in Section 13.2 of the Offer Document and in the instructions hereto will constitute a binding agreement between the undersigned and the Bidder upon the terms and subject to the conditions of the Offer.
Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for (or, if applicable, complete the wire transfer of) the purchase price of the Shares accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of Shares accepted for payment to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for (or, if applicable, complete the wire transfer of) the purchase price of Shares accepted for payment in the name of, and deliver such check to, the person(s) so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered herewith or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that the Bidder has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Bidder does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5, and 6)

To be completed ONLY if the check for (or, if applicable, the wire transfer of) the purchase price of Shares accepted for payment (less any applicable withholding tax and without interest) is to be issued in the name of someone other than the undersigned, and/or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that from which such book-entry Shares were delivered. Please print.
Issue check to:

Name: (First, Middle and Last Name)
Address: (Number and Street) (City, State and Zip Code (and Country, if other than U.S.A.))

Taxpayer Identification Number
(Social Security Number or
Employer Identification Number):

☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.
DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 5 and 6)

To be completed ONLY if the check for the purchase price of Shares accepted for payment (less any applicable withholding tax and without interest) is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above. Please print.
Mail check to:

Name: (First, Middle and Last Name)
Address: (Number and Street) (City, State and Zip Code (and Country, if other than U.S.A.))
Taxpayer Identification Number (Social Security Number or Employer Identification Number):

WIRE INSTRUCTIONS (See Instructions 1, 4, 5, 6 and 11)

To be completed ONLY if the shareholder elects, at such owner’s sole discretion, to receive the proceeds by wire transfer. WIRE TRANSFERS WILL BE MADE IN U.S. DOLLARS AND SHOULD BE MADE TO U.S. DOLLAR DENOMINATED BANK ACCOUNTS. A WIRE TRANSFER FEE OF USD 100.00 PER WIRE TRANSFER APPLIES, AND SUCH FEE MUST BE PAID TO THE SETTLEMENT AGENT IN ADVANCE OF ANY WIRE TRANSFER.
Bank Name:

Bank Country:

ABA/Routing Number:

SWIFT Code:

Name on Account:

Account Holder Country:

FFC Account Name:

FFC Account Number:

IMPORTANT — SIGN HERE
(and complete the enclosed IRS Form W-9 or an appropriate IRS Form W-8, as applicable, or establish another basis for exemption from U.S. federal backup withholding. See “Important Tax Information.”)
X
Dated:

(Signature(s) of Registered Holder(s))
(Must be signed by registered holder(s) exactly as name(s) appear(s) on QIAGEN’s shareholders register, or on a security position listing, or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth such title in full and see Instruction 4.)
Name(s):

(Please Print)
Capacity (full title):

Address:

(Number and Street)

(City, State and Zip Code (and Country, if other than U.S.A.))
Area Code and Telephone Number:

Taxpayer Identification Number (Social Security Number or Employer Identification Number):

GUARANTEE OF SIGNATURE(S)
(see Instructions 1 and 4)
FOR USE BY ELIGIBLE INSTITUTIONS ONLY
Eligible Institutions: Place Medallion Guarantee in Space Below

FOR USE BY THE SETTLEMENT AGENT ONLY
(ONLY IF THE TENDERED SHARES ARE DIRECTLY REGISTERED IN THE TENDERING PERSON’S NAME IN QIAGEN’S SHAREHOLDERS REGISTER)
The Settlement Agent hereby countersigns this Letter of Transmittal on behalf of the Bidder and QIAGEN to indicate (a) acceptance by the Bidder of the transfer of the Shares validly tendered herewith and not properly withdrawn and (b) acknowledgement by QIAGEN of such transfer of such tendered Shares to the Bidder, in each case on the terms and conditions set out above; provided that this Letter of Transmittal shall not constitute acceptance by the Bidder, nor acknowledgement by QIAGEN, of such transfer of such tendered Shares if the Settlement Agent subsequently countersigns this Letter of Transmittal on behalf of the Bidder’s Assignee (as defined below).
X	Dated:

FOR USE BY THE SETTLEMENT AGENT ONLY IN CASE OF ASSIGNMENT BY THE BIDDER TO ASSIGNEE
(ONLY IF THE TENDERED SHARES ARE DIRECTLY REGISTERED IN THE TENDERING PERSON’S NAME IN QIAGEN’S SHAREHOLDERS REGISTER)
The Settlement Agent hereby countersigns this Letter of Transmittal on behalf of
  (the “Bidder’s Assignee”),
(name of the Bidder’s assignee)
and QIAGEN to indicate (a) acceptance by the Bidder’s Assignee of the transfer of the Shares validly tendered herewith and not properly withdrawn and (b) acknowledgement by QIAGEN of such transfer of such tendered Shares to the Bidder’s Assignee, in each case on the terms and conditions set out above.
X	Dated:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1. Guarantee of Signatures.   All signatures on this Letter of Transmittal (other than the Settlement Agent’s signature(s), if applicable) must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of or participant in a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program, or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing, an “Eligible Institution”), unless (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Shares) tendered herewith and such registered holder(s) has (have) not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) the Shares are tendered for the account of an Eligible Institution. See Instruction 4.
2. Delivery of Letter of Transmittal or Book-Entry Confirmations.   This Letter of Transmittal is to be completed if (a) your Shares are directly registered in your own name in QIAGEN’s shareholders register, including if you are a record holder and hold Shares in book-entry form on the books of QIAGEN’s transfer agent, or (b) your Shares are held in “street” name and are being tendered by book-entry transfer into an account maintained by the Settlement Agent at DTC, unless an Agent’s Message in lieu of this Letter of Transmittal is utilized. A manually executed facsimile of this document may be used by Eligible Institutions in lieu of the original. The following must be received by the Settlement Agent at its address set forth herein prior to the end of the Acceptance Period:
i.
if your Shares are directly registered in your own name in QIAGEN’s shareholders register, including if you are a record holder and hold Shares in book-entry form on the books of QIAGEN’s transfer agent: (A) this Letter of Transmittal, properly completed and duly executed, and (B) any other documents required by this Letter of Transmittal; or

ii.
if your Shares are held in “street” name and are being tendered by book-entry transfer into an account maintained by the Settlement Agent at DTC, (A) this Letter of Transmittal, properly completed and duly executed, or an Agent’s Message in lieu of a Letter of Transmittal, (B) a confirmation of book-entry transfer into the securities account of the Settlement Agent at DTC of the Shares tendered by book-entry transfer (“Book-Entry Confirmation”), and (C) any other documents required by this Letter of Transmittal.

Shareholders who cannot deliver all of the required documents to the Settlement Agent prior to the end of the Acceptance Period or who cannot complete the procedures for book-entry transfer prior to the end of the Acceptance Period may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 13.2.2 of the Offer Document. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Bidder must be received by the Settlement Agent prior to the end of the Acceptance Period, and (c) a properly completed and duly executed Letter of Transmittal (or facsimile thereof, or alternatively, an Agent’s Message in the case of tendering Shares held in “street” name by book-entry transfer), a Book-Entry Confirmation with respect to all tendered Shares (in the case of tendering Shares held in “street” name by book-entry transfer) and any other documents required by this Letter of Transmittal, if any, must be received by the Settlement Agent within two (2) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.
You may elect to transfer your Shares held in the DTC system but not via Clearstream or your Shares that are directly registered in your own name in QIAGEN’s shareholders register to the system maintained by Clearstream by instructing your broker, dealer, commercial bank, trust company or other nominee to effect a transfer of such Shares to Clearstream. This transfer must occur prior to tendering such Shares into the Offer. The deadline for tendering Shares into the Offer is the end of the Acceptance Period or the Additional Acceptance Period, as applicable. If you elect to have any such Shares transfer to Clearstream, you are advised to allow sufficient time for such transfer. Furthermore, if you elect to have any such Shares transfer to Clearstream, such Shares must be tendered in accordance with the acceptance procedures described in Section 13.1 of the Offer Document applicable to Shares held via Clearstream. Shares that are held via Clearstream and tendered in accordance with the applicable acceptance procedures will be eligible to trade on the regulated market of the FSE (Prime Standard) under ISIN NL0014676538, as further described in Section 13.1.8 of the Offer Document.
The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Settlement Agent and forming part of a Book-Entry Confirmation, stating that DTC has received an express acknowledgment from the DTC participant tendering the Shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Bidder may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Settlement Agent’s office.
For Shares to be validly tendered during any Additional Acceptance Period, the tendering shareholder must comply with the foregoing procedures, except that the required documents must be received before the expiration of the Additional Acceptance Period.
THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE SOLE COST, OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE SETTLEMENT AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER OF SHARES HELD IN “STREET” NAME, RECEIPT OF A BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY PRIOR TO THE END OF THE ACCEPTANCE PERIOD.
No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.
All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of the tender of any Shares hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents, will be determined by the Bidder in its sole and absolute discretion (which may delegate power in whole or in part to the Settlement Agent) which determination will be final and binding. The Bidder reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of, or payment for, which may, in the opinion of the Bidder’s counsel, be unlawful. The Bidder also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of any other shareholder. No tender will be deemed to have been validly made unless and until all defects and irregularities have been cured or waived within such time as the Bidder may reasonably determine. The Settlement Agent shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Settlement Agent.
3. Inadequate Space.   If the space provided herein is inadequate, additional information may be provided on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.
4. Signatures on Letter of Transmittal.   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond with the name(s) as written in the shareholders register of QIAGEN relating to the tendered Shares.
If any Shares tendered herewith are owned of record by two (2) or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of those tendered Shares.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Bidder of that person’s authority so to act must be submitted.
5. Transfer Taxes.   If payment of the purchase price of any Shares purchased is to be made to any person other than the registered holder(s) or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the payment to such other person will be deducted from the purchase price of the tendered Shares purchased, unless evidence satisfactory to the Bidder of the payment of such taxes, or exemption therefrom, is submitted with the Letter of Transmittal.
6. Special Payment and Delivery Instructions.   If a check for the purchase price of any tendered Shares is to be issued in the name of or to be sent to a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal must be completed. Shareholders delivering Shares tendered herewith by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such shareholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such book-entry Shares not purchased will be returned by crediting the same account at DTC as the account from which such book-entry Shares were delivered.
7. Requests for Assistance or Additional Copies.   Questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below or to a shareholder’s broker, dealer, commercial bank, trust company or other nominee. Additional copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and other documents related to the Offer may be obtained from the Information Agent for free.
8. Backup Withholding.   Under U.S. federal income tax laws, the Settlement Agent will be required to withhold a portion of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Settlement Agent with such shareholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such shareholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain shareholders or payees (including, among others, certain corporations, non-resident non-U.S. individuals and non-U.S. entities) are not subject to these backup withholding and reporting requirements. A tendering shareholder who is a non-U.S. individual or a non-U.S. entity should complete, sign, and submit to the Settlement Agent the appropriate Form W-8. A Form W-8BEN may be obtained from the Settlement Agent or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 or appropriate Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Settlement Agent to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer.
NOTE:   FAILURE TO PROPERLY COMPLETE AND RETURN THE IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 (OR OTHERWISE ESTABLISH A BASIS FOR EXEMPTION FROM U.S. FEDERAL BACKUP WITHHOLDING) WILL NOT, BY ITSELF, CAUSE SHARES TO BE DEEMED INVALIDLY TENDERED BUT MAY RESULT IN A U.S. FEDERAL INCOME TAX WITHHOLDING (CURRENTLY AT A RATE OF 24%) ON THE PURCHASE PRICE AND A PENALTY BEING IMPOSED BY THE IRS. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.
9. Receipt of the Offer Price.   Tendering shareholders who hold their Shares in the DTC system or Shares that are directly registered in their name in QIAGEN’s shareholders register will receive U.S. dollars in exchange for their Shares. The Offer Price will be converted using the simple average of the two (2) WM/Reuters 4:00 p.m. (London time) fixings of the USD/EUR exchange rate on the second (2nd) and third (3rd) day prior to the date on which the Bidder accepts for exchange, and exchanges and pays the Offer Price for, all of the Shares validly tendered and not withdrawn. Shareholders should be aware that fluctuations in the Euro to U.S. dollar exchange rate will cause the value of U.S. dollar denominated consideration paid to them in respect of their Shares to fluctuate accordingly. The exchange rate used in connection with the Offer may not be the most favorable rate that could be obtained at the time, and the method by which that rate will be determined may not be the most favorable to tendering shareholders.
10. Waiver of Conditions.   Subject to the terms and conditions of the Business Combination Agreement (as defined in the Offer Document), the applicable rules and regulations of the Securities and Exchange Commission, and Section 21 para. 2 of the German Securities Acquisition and Takeover Act (Wertpapiererwerbs- und Übernahmegesetz), the conditions of the Offer may be waived by the Bidder in whole or in part in its sole discretion or, if applicable, with the consent of QIAGEN.
11. Wire Transfers.   Tendering shareholders may elect, at such holder’s sole discretion, to receive payment by electronic wire transfer (rather than by bank check). If such an election is made, the applicable shareholder should complete the “Wire Instructions” box above and make the applicable wire fee payment described below to the Settlement Agent. The Settlement Agent will not be liable for wires that do not transmit through the banking system. Any funds that are returned via wire due to incorrectly supplied information will be returned to the holder in the form of a check. A wire transfer fee of USD 100.00 per wire transfer applies, and such fee must be paid to the Settlement Agent in advance of any wire transfer. Shareholders can obtain further information regarding payment of the wire transfer fee by contacting the Information Agent at its address and telephone numbers set forth on the back cover of the Offer Document and this Letter of Transmittal.
IMPORTANT:   THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF), OR AN AGENT’S MESSAGE, TOGETHER WITH A BOOK-ENTRY CONFIRMATION (IF APPLICABLE) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE SETTLEMENT AGENT PRIOR TO THE END OF THE ACCEPTANCE PERIOD.

IMPORTANT TAX INFORMATION
Under U.S. federal income tax laws, to prevent U.S. federal backup withholding on payments of the purchase price with respect to Shares tendered pursuant to the Offer to a tendering shareholder that is a U.S. Holder, such shareholder is generally required to provide the Settlement Agent (as payer) with such shareholder’s correct TIN by completing the attached IRS Form W-9 and certifying, under penalties of perjury, that (a) the TIN provided on IRS Form W-9 is correct (or that such shareholder is awaiting a TIN), (b) such shareholder is a “United States person” as defined in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and (c) such shareholder is not subject to U.S. federal backup withholding, or by otherwise establishing a basis for exemption from U.S. federal backup withholding. A TIN is generally an individual shareholder’s social security number or a non-individual shareholder’s employer identification number.
If the Settlement Agent is not provided with the correct TIN, a penalty may be imposed by the IRS and payments that are made with respect to Shares tendered pursuant to the Offer may be subject to U.S. federal backup withholding. Failure to comply truthfully with the U.S. federal backup withholding requirements may also result in the imposition of criminal and/or civil fines and penalties. If a tendering shareholder that is a U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such shareholder should write “Applied for” in Part I of the IRS Form W-9. Notwithstanding that “Applied for” is written in Part I of the IRS Form W-9, the Settlement Agent will withhold tax (currently at a rate of 24%) from all reportable payments of the purchase price with respect to Shares tendered pursuant to the Offer to such shareholder until a TIN is provided to the Settlement Agent. Under certain circumstances, a shareholder’s IRS Form W-9, including its TIN, may be transferred from the Settlement Agent to the Bidder’s paying agent.
Certain shareholders (including certain corporations, non-resident non-U.S. individuals and non-U.S. entities) may not be subject to the U.S. federal backup withholding requirements. An exempt shareholder that is a U.S. Holder should provide the Settlement Agent with a properly completed IRS Form W-9 that furnishes such shareholder’s correct TIN and any applicable “exempt payee codes” in the “Exemptions” box of the IRS Form W-9. A shareholder (whether an individual or an entity) that is not a U.S. Holder may qualify as an exempt recipient by submitting to the Settlement Agent a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI (or other applicable IRS Form W-8) certifying, under penalties of perjury, that such shareholder is not a “United States person” as defined in the Code and is the beneficial owner of payments received pursuant to the Offer. In general, a person is not a beneficial owner of income if the person receives the income as nominee, agent or custodian, or to the extent the person is a conduit whose participation in the transaction is disregarded. Please consult your tax advisor for more information. The appropriate IRS Form W-8 can be obtained from the Settlement Agent or downloaded from the IRS’s website at http://www.irs.gov.
Please consult your tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E or IRS Form W-8ECI (or other applicable IRS Form W-8) to claim exemption from U.S. federal backup withholding, or contact the Settlement Agent.
If U.S. federal backup withholding applies, the Settlement Agent is required to withhold and pay over to the IRS a portion of any payment made to a shareholder. U.S. federal backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to U.S. federal backup withholding will be reduced by the amount of tax withheld. If U.S. federal backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is properly furnished to the IRS.
For additional information regarding the material U.S. federal income tax consequences of the Offer Document, see “Material U.S. Federal Income Tax Consequences” in the Offer Document.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ____________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) __________

Exemption from FATCA reporting code (if any) __________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships*, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page **3**

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

* **Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Settlement Agent for the Offer is:
American Stock Transfer & Trust Company, LLC
By Courier or Mail:
American Stock Transfer & Trust Co., LLC
Operations Center
Attn: Reorganization Department
6201 15th Avenue
Brooklyn, NY 11219
By Facsimile Transmission
(for Eligible Institutions Only):
(718) 234-5001
To Confirm Facsimile via Phone:
877-248-6417

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE SETTLEMENT AGENT.
Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Additional copies of the Offer Document, this Letter of Transmittal and other materials related to the Offer may be obtained for free from the Information Agent. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Shareholders may call toll free: (877) 297-1744
Banks and brokers may call: (212) 771-1133
Email: QGEN@dfking.com